Exhibit 10.13
For reference only. In case there is any discrepancy in the contents between the
English and the Chinese versions, the Chinese version shall prevail.

 EQUITY TRANSFER AGREEMENT

This AGREEMENT is dated 11th August 2005,

BETWEEN:

(1) Subscriber: Mr. Song Jinan (“Subscriber 1”)
Nationality: The People’s Republic of China (“China”)
Identity Number: 230102196207080414
Address: Rm1101, No1 Ave 1189 Jinqiao Rd, Pudong District, Shanghai.

Subscriber: Ms. Yan Li (“Subscriber 2”)
Nationality: The People’s Republic of China (“China”)
Identity Number: 230102196207080414
Address: Rm1101 No1 Ave 1189 Jinqiao Rd, Pudong District, Shanghai.

Subscriber: Mr. Huang Weida (“Subscriber 3”)
Nationality: The People’s Republic of China (“China”)
Identity Number: 310110620916681
Address: No 8 Jiaosheng Building, Fudan University, Handan Rd, Shanghai.

Subscriber: Ms. Yan Yihong (“Subscriber 4”)
Nationality: The People’s Republic of China (“China”)
Identity Number: 410102630529302
Address: No2 Building No18, No223 Funiu Rd, Zhongyuan District, Zhengzhou

(the Subscriber 1, the Subscriber 2, the Subscriber 3 and the Subscriber 4 collectively the “Subscribers” )

(2) Sinosmart Group Inc., a company incorporated in the British Virgin Islands and having its registered office at Suite 3204-5, Great Eagle Centre, 23 Harbour Road, Wanchai, Hong Kong. (“SGI”); and

(3) Shareholder of SGI: Ms. Kwok Kin Kwok
Nationality: Hong Kong
Identity Number: P337572 (6)
Address: Room 3712, Convention Plaza, 1 Harbour Road, Wanchai, Hong Kong.

(the Subscribers, SGI, and the Shareholder of SGI hereafter be named each of the “Party” and collectively the “Parties”).

WHEREAS:
(A) Subscribers and Shanghai Shengyuan Estate Co., Ltd (‘Shanghai Shengyuan’) are former shareholders of Shanghai Shining Biotechnology Co., Ltd (‘ Shining’) (Subscribers and Shanghai Shengyuan collectively the “ Former Shining Shareholders” ).

(B) The Former Shining Shareholders and SGI entered the subscription agreement (“Subscription Agreement”) on 11th August 2005. Pursuant to the Subscription Agreement, the Former Shining Shareholders agreed to transfer the entire equity interest of Shining to SGI in the consideration of RMB18, 351,200 (“Consideration”).

(C) The Shareholder of SGI is the sole shareholder and sole director of SGI.

(D) The Subscribers, SGI and the Shareholder of SGI agreed to enter into a supplemental agreement as a part of the Subscription Agreement relating to transfer the entire equity interest of Shining, to supplement the Subscribers to acquire the shares of SGI.

1.  Acquisition of the shares of SGI

1.1 SGI and the Subscribers agree and confirm that the Former Shining Shareholders are willingness to sell the entire equity interest under the Consideration as a priority conditions, and SGI and the Shareholder of SGI agree with the Subscribers that after the completion of Subscription Agreement and within the three months from the date of SGI to become the sole shareholder of Shining, SGI shall issue a share to the Subscribers and the Subscribers shall agree under the terms and conditions of the Agreement to subscribe the shares of SGI as listed below.

Subscribers	Number of Share (Par value at US$1 per share)	Subscription Amount (US$)
Subscriber 1	4,545	4,545
Subscriber 2	2,655	2,655
Subscriber 3	1,350	1,350
Subscriber 4	450	450
	9,000	9,000

(The mentioned 9,000 shares of SGI at par value US$1 is named as “Subscription Share”)

1.2 SGI agreed to issue the Subscription Shares to the Subscribers subject to 1.1 above, and the Shareholder of SGI agreed to be approval for the issuance of the Subscription Share to the Subscribers by the relevant board meeting and resolution of the board of SGI and registered the name of the Subscribers to the list of members of SGI .

2. Other commitments

2.1 The Agreement is an essential condition of the entire transaction of shares transfer of Shining and to be legal binding with the same of the Subscription Agreement.

2.2 The Parties hereby confirm that the Agreement will be legal binding upon signing
.
2.3 This Agreement shall be governed by and construed in accordance with the laws for the time being in force in China. In case of any disputation, it shall be resolved subject to the clause of 6 in the Subscription Agreement.

2.4 There shall be 6 copies of the Agreement for each party.

Signature Page
Subscriber 1: /s/ Jinan Song(Signature) Name: Jinan Song
Subscriber 2 /s/ Li Yan(Signature) Name: Li Yan
Subscriber 3 /s/ Weida Huang(Signature) Name: Weida Huang
Subscriber 4 /s/ Yihong Yan(Signature) Name: Yihong Yan

SINOSMART GROUP INC
Authorized Designate:
Name: Jin an Song
 /s/ Jin an Song (Signature)

Shareholder of SGI:
 /s/ Kwok Kin Kwok (Signature)
Name: Kwok Kin Kwok